UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K/A
____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 28, 2011
____________

ANADIGICS, INC.

(Exact name of registrant as specified in its charter)

____________

DELAWARE (State or other jurisdiction of incorporation)	000-51532 (Commission File Number)	22-2582106 (IRS Employer Identification No.)
141 Mt. Bethel Road, Warren, New Jersey (Address of principal executive offices)		07059 (zip code)

Registrant’s telephone number, including area code: (908) 668-5000

Not Applicable
(Former name or former address, if changed since last report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (sec General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Amendment to Current Report on Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on March 28, 2011 by ANADIGICS, Inc. (the “Company”) to: (i) report the Company's separation agreements and releases with each of Mario A. Rivas and Greg White, (ii) file an employment agreement between the Company and Ronald Michels, (iii) file an employment agreement between the Company and Thomas Shields and (iv) file an employment agreement between the Company and John van Saders.

(b)    ANADIGICS, Inc. (the “Company”) previously announced on March 28, 2011 the resignation of Mario Rivas as President, Chief Executive Officer and Director.  In connection with his departure, Mr. Rivas and the Company entered into a separation agreement and release (the “Rivas Separation Agreement”) pursuant to which Mr. Rivas will receive: a severance payment equal to $1,715,866 representing 200% of base salary plus annual bonus, continuation of health benefits for up to 12 months and vesting of stock options and restricted stock units granted in connection with his 2010 second half short term incentive, as well as certain other benefits, which benefits he would have been entitled to under his employment agreement upon a termination by the Company without cause (as reflected in the Employment Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K filed January 15, 2009, as amended).  The foregoing description of the Rivas Separation Agreement is a summary only.

    The Company previously announced on March 28, 2011 the resignation of Greg White as Senior Vice President - RF Products.  In connection with his departure, Mr. White and the Company entered into a separation agreement and release (the “White Separation Agreement”) pursuant to which Mr. White will receive: a severance payment of $144,001 equal to six months base salary plus $108,001 as payment of the semi-annual bonus, continuation of health benefits for up to 12 months and vesting of stock options, restricted stock and restricted stock units granted, as well as certain other benefits, which benefits he would have been entitled to under his employment agreement upon a termination by the Company without cause (as reflected in the Amendment to Employment Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K filed August 3, 2010).  The foregoing description of the White Separation Agreement is a summary only.

 (c)           The Company previously announced on March 28, 2011 it appointed Ronald Michels, age 57, to serve as President, Chief Executive Officer and Director.  In connection with his appointment, Mr. Michels and the Company entered into an employment agreement (the “Michels Agreement”), accepted April 15, 2011 for a term expiring on December 31, 2013 (the “Stated Termination Date”), which term shall automatically be extended on an annual basis on each anniversary of the Stated Termination Date (“Anniversary Termination Date”) provided that neither Mr. Michels nor the Company notifies the other party in writing prior to the September 30 preceding such Anniversary Termination Date that such party elects not to extend the agreement.

    Under the terms of the agreement, if the Company terminates Mr. Michels without “Cause” or in the event of  a “Change in Control” which results in either the involuntary termination without “Cause” of his employment with the Company or Mr. Michels’ voluntary resignation from the Company due to a reduction in responsibilities and duties associated with his position, or reduction in compensation (base salary, plus bonus at target without the prior express written consent of Mr. Michels), he shall be entitled to (A) an amount equal to 200% of the sum of (i) the highest annualized rate of his base salary in effect at any point during the twelve months preceding the date of termination of employment plus (ii) his bonus at target of 110% of the highest annualized rate of his base salary in effect at any point during the twelve months preceding the date of termination of employment, (B) payment of the semi-annual bonus (at 100% of target prorated for the number of months worked in that period), (C) medical and dental insurance benefits for a maximum of twelve months, (D) executive outplacement services for up to six months, and (E) immediate vesting of (i) all stock options and (ii) all shares of restricted stock and restricted stock units granted prior to termination of employment to the extent earned if performance based.

    If Mr. Michels’ employment terminates on the Stated Termination Date or any Anniversary Termination Date, he is entitled to (x) the vesting of his stock options, restricted stock and restricted stock units that would have vested within twelve months of the expiration date of the agreement and (y) an amount equal to the highest annualized rate of his base salary in effect at any point during the twelve months preceding the date of termination of employment and (z) payment of any short-term incentive bonus for the year ending on the State Termination Date or any subsequent Anniversary Termination Date that has been awarded and earned in accordance with the Company’s normal course, but not yet paid.

    The Company previously announced on March 28, 2011 it appointed Thomas Shields, age 51, to serve as Chief Operating Officer, Executive Vice President and Chief Financial Officer.  In connection with his appointment, Mr. Shields and the Company entered into an employment agreement (the “Shields Agreement”), accepted April 15, 2011, for a term expiring December 31, 2013 (the “Stated Termination Date”), which term shall automatically be extended on an annual basis on each anniversary of the Stated Termination Date (“Anniversary Termination Date”) provided that neither Mr. Shields nor the Company notifies the other party in writing prior to the September 30 preceding such Anniversary Termination Date that such party elects not to extend the agreement.

    Under the terms of the agreement, if the Company terminates Mr. Shields without “Cause” or in the event of a “Change in Control” which results in either the involuntary termination without “Cause” of his employment with the Company or Mr. Shields’ voluntary resignation from the Company due to a reduction in the responsibilities and duties associated with his position, or reduction in compensation (base salary, plus bonus at target (without the prior express written consent of Mr. Shields), he shall be entitled to (A) an amount equal to 250% of the sum of (i) the highest annualized rate of his base salary in effect at any point during the twelve months preceding the date of termination of employment, plus (ii) his bonus at a target of 110% of the highest annualized rate of his base salary in effect at any point during the twelve months preceding the date of termination of employment, (B) payment of the annual bonus (at 100% of target prorated for the number of complete months worked in the year), (C) medical and dental insurance benefits for a maximum of twelve months, and (D) executive outplacement services for up to six months, and (E) immediately vesting of (i) all stock options and (ii) all shares of restricted stock and restricted stock units granted prior to termination of employment to the extent earned, if performance based.

    If Mr. Shields’ employment terminates on the Stated Termination Date or any Anniversary Termination Date, he is entitled to (x) the vesting of his stock options, restricted stock and restricted stock units that would have vested within twelve months of the expiration date of the agreement and (y) an amount equal to the highest annualized rate of his base salary in effect at any point during the twelve months preceding the date of termination of employment and (z) payment of any short-term incentive bonus for the year ending on the Stated Termination Date or any subsequent Anniversary Termination Date that has been awarded and earned in accordance with the Company’s normal course, but not yet paid.

    The Company previously announced on March 28, 2011 it appointed John van Saders, age 52, to serve as Senior Vice President - RF Products.  In connection with his appointment, Mr. van Saders and the Company entered into an employment agreement (the “van Saders Agreement”), accepted April 15, 2011, for a term expiring December 31, 2013 (the “Stated Termination Date”), which term shall automatically be extended on an annual basis on each anniversary of the Stated Termination Date (“Anniversary Termination Date”) provided that neither Mr. van Saders nor the Company notifies the other party in writing prior to the September 30 preceding such Anniversary Termination Date that such party elects not to extend the agreement.

    Under the terms of the agreement, in the event of a “Change in Control” which results in either the involuntary termination of his employment with the Company without “Cause” or Mr. van Saders’ voluntary resignation from the Company due to a reduction in the responsibilities and duties associated with his position, or reduction in compensation (base salary, plus bonus at target (without the express consent of Mr. van Saders), he shall be entitled to (A) an amount equal to (i) twelve months of base salary and payment of the annual bonus at 100% of target plus (ii) his semi-annual bonus for the period during which termination occurs (at 100% of target) prorated for the numbers of complete months worked in that period, (B) continuation of all current medical and dental insurance benefits for a maximum of twelve (12) months, (C) executive outplacement services for up to six months and (D) immediate vesting of all stock options and shares of restricted stock and restricted stock units granted prior to termination of employment, to the extent such options, stock and units have been earned if performance based.  If the Company terminates Mr. van Saders without “Cause” at any time prior to the Stated Termination Date or any Anniversary Termination Date, Mr. van Saders shall be entitled to (A) an amount equal to six months base salary and payment of the semi-annual bonus at 100% of target, (B) continuation of all current medical and dental insurance benefits for a maximum of twelve (12) months, (C) executive outplacement services for up to six months and (D) immediate vesting of all stock options and shares of restricted stock and restricted stock units granted prior to termination of employment, to the extent such options, stock and units have been earned if performance based.

    If Mr. van Saders’ employment terminates on the Stated Termination Date or any Anniversary Termination Date, he is entitled to the vesting of his stock options and restricted stock and restricted stock units that would have vested within twelve months of the expiration date of the agreement.

    Each of the foregoing descriptions is a summary only and each is qualified in its entirety by reference to the full text of the Michels Agreement, Shields Agreement and van Saders Agreement, filed hereto as exhibits 10.1, 10.2 and 10.3, respectively .

Item 9.01.                      Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.                      Description

10.1                      Employment Agreement between Ronald Michels and ANADIGICS, Inc.

10.2                      Employment Agreement between Thomas Shields and ANADIGICS, Inc.

10.3                      Employment Agreement between John van Saders and ANADIGICS, Inc.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           April 19, 2011

ANADIGICS, Inc.
By:         /s/  Thomas C. Shields
Name:  Thomas C. Shields
Title:   EVP, COO and CFO

Exhibit 10.1

March 28, 2011

Mr. Ron Michels

Subject:  Employment Agreement

Dear Ron,

This agreement is made and entered into effective as of the 28th day of March, 2011 by and between ANADIGICS, Inc., a Delaware Corporation (the “Corporation”), and Ron Michels (the “Executive”), and replaces in all respects the employment agreement between the Corporation and Ron Michels, dated as of July 25, 2000, as amended from time to time.

In order for the Corporation to attract and retain as executives and officers the most capable persons available, the Corporation and Executive do hereby agree as follows:

    1. The Executive’s term of employment under this Agreement shall commence on March 28, 2011 and shall terminate on December 31, 2013 (the “Stated Termination Date”), unless terminated earlier as provided in paragraph 3 hereof.  This Agreement shall automatically be extended on an annual basis on the Stated Termination Date and on each anniversary of the Stated Termination Date (“Anniversary Termination Date”) provided that neither the Executive nor the Corporation notified the other party in writing prior to the September 30 preceding the Stated Termination Date or such Anniversary Termination Date that such party elects not to extend the Agreement.  Employment with the Corporation is at-will and may be terminated at any time with or without cause or notice by the Executive or the Corporation.

    2. In addition to the provisions set forth in this Agreement, the Executive’s employment will be governed by the policies and procedures outlined in the Employee Handbook, as amended from time to time.

    3. (A)           In the event your employment with the Corporation is terminated at any time by the Corporation without “Cause” (as defined below) or in the event of a “Change in Control” (as defined in Annex A hereto) which results in either the involuntary termination without Cause of your employment with the Corporation or your voluntary resignation from the Corporation due to a reduction in responsibilities and duties associated with your position, or reduction in compensation (base salary, plus bonus at target) without your prior express written consent, the Corporation agrees that following such termination without Cause or such termination following a Change in Control you shall receive (a) an amount equal to 200% of the sum of (1) the highest annualized rate of your base salary in effect at any point during the twelve months preceding the date of termination of employment under this Agreement, plus (2) your bonus at target of 110% of the highest annualized rate of your base salary in effect at any point during the twelve months preceding the date of termination of employment under this Agreement, to be paid on the date that is sixty (60) days after the date of termination of employment under this Agreement; (b) payment of the semi-annual bonus (at 100% of target prorated for the number of months worked in that period), to be paid on the date that is sixty (60) days after the date of termination of your employment under this Agreement; (c) continuation of all current medical and dental insurance benefits until the first to occur of one year from the date of termination of employment under this Agreement or the commencement of employment at another employer offering similar benefits; (d) executive outplacement services for up to six months; and (e) immediate vesting of all stock options and shares of restricted stock and restricted stock units previously or hereafter granted under any stock or stock option plan of the Corporation to the extent such stock options or shares of restricted stock and restricted stock units have not vested as of such date; any such options shall continue to be exercisable for twelve (12) months following the date of involuntary or voluntary termination of employment under this Agreement as described above in this Section 3 but not beyond the original term of the option.

(B)           In the event your employment with the Corporation is terminated on the Stated Termination Date or any Anniversary Termination Date, you shall be entitled to the (x) immediate vesting of all stock options, restricted stock and restricted stock units previously granted to you which have not vested as of such date but would have vested within twelve (12) months of such date and (y) an amount equal to the highest annualized rate of your base salary in effect at any point during the twelve months preceding the date of termination of your employment, and (z) payment of any Short-Term Incentive bonus for the year ending on the Stated Termination Date, or any subsequent Anniversary Termination Date, which has been award and earned in accordance with the Company's normal Compensation & HR Committee approval process, but not yet paid.

(C)           For purposes of this Section 3:

“Cause” shall mean (w) unauthorized use or disclosure of confidential information of the Corporation in violation of Section 4(c) hereof; (x) conviction of, or a plea of “guilty” or “no contest” to, a felony under the laws of the United States of America or any state thereof; (y) embezzlement or misappropriation of the assets of the Corporation; or (z) misconduct or gross negligence in the performance of duties assigned to the Executive under this Agreement.

Payment of any compensation and benefits under this Employment Agreement is contingent upon execution of the ANADIGICS standard Separation and Release Agreement between the Corporation and the Executive, which shall be executed and delivered to the Corporation on or before the date that is 50 days following the date of termination of employment.

    4. (A)           During your employment with the Corporation, you may not perform any work for any company that competes with us in the manufacture and sales of RF integrated circuits in the wireless, cable and broadband, or fiber optics markets, whether directly or indirectly.  This includes any business set up on your own or by you with others.  You must disclose any intention to engage in any form of business activity outside your activities with the Corporation to the Compensation and HR Committee, which must be approved in writing prior to commencement of these activities.

    (B)           For a period of twelve (12) months after termination of your employment with the Corporation, either by the Corporation or by your resignation, you agree not to hire, solicit to hire, or be involved in the solicitation of any employees of the Corporation or any of its subsidiaries.

    (C)           During and after your employment with the Corporation you are required to protect the confidentiality of information you use or become party to.  You may not disclose confidential information to any unauthorized third party.  This includes but is not limited to information related to technology, intellectual property, strategic business plans, transformation initiatives, suppliers and clients.  Your dealings with suppliers and clients must always be managed in the best interest of the Corporation.  Any confidential information you are a party to may only be used in the interest of the Corporation in the context of the Corporation’s legitimate relationships with suppliers, clients and any authorized third party.  Such information must not be used for any other purpose, including personal gain.  In addition, you are reminded of the restrictions and conditions of employment described in the Proprietary Information Agreement signed by you and on file in the Human Resources Department.  Any breach of confidentiality will subject you to immediate termination.

    (D)           Failure to comply with the provisions of this Section 4 shall subject you to the immediate termination of any of your unexercised stock options.

    5. The following additional benefits are provided to the Executive as part of this agreement:

    (A)           A confidential annual physical exam through the Corporation’s contracted vendor.  The physical exams are scheduled during the Executive’s month of birth each year at no cost to the Executive.

    (B)           In order to provide for financial peace of mind, an allowance of up to $2,000 per year for financial planning.

    (C)           Indemnification protection for any lawsuit brought against the Corporation as detailed in Article VII, Section 4 of the Corporation bylaws.

    6. The terms and conditions of this Agreement are to be private and confidential, and you agree not to disclose any of these terms and conditions to any person except your spouse, your attorney or your tax advisor, unless disclosure is necessary to carry out the terms of this Agreement, or to supply information to any taxing authority, or is otherwise required by law.

    7. You agree that any dispute or claim with respect to any provision of this Agreement or your employment must be presented to the Compensation and HR Committee within three (3) months of the occurrence.

    8. (A)    It is intended that this Agreement will comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and any regulations and guidelines promulgated thereunder (collectively, “Section 409A”), to the extent the Agreement is subject thereto, and the Agreement shall be interpreted on a basis consistent with such intent.  If an amendment of the Agreement is necessary in order for it to comply with Section 409A, the parties hereto will negotiate in good faith to amend the Agreement in a manner that preserves the original intent of the parties to the extent reasonably possible.  No action or failure to act pursuant to this Section 8 shall subject the Corporation to any claim, liability, or expense, and the Corporation shall not have any obligation to indemnify or otherwise protect Executive from the obligation to pay any taxes, interest or penalties pursuant to Section 409A.

    (B)    Notwithstanding any provision to the contrary in this Agreement, if Executive is deemed on the date of his “separation from service” (within the meaning of reas. Reg. Section 1.409A-1(h)) with the Corporation to be a “specified employee” (within the meaning of Treas. Reg. Section 1.409A-1(i)), then with regard to any payment or benefit that is considered deferred compensation under Section 409A payable on account of a “separation from service” that is required to be delayed pursuant to Section 409A(a)(2)(B) of the Code (after taking into account any applicable exceptions to such requirement), such payment or benefit shall be made or provided on the date that is the earlier of (i) the expiration of the six (6)-month period measured from the date of Executive’s “separation from service,” or (ii) the date of Executive’s death (the “Delay Period”).  Upon the expiration of the Delay Period, all payments and benefits delayed pursuant to this Section 8 (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to Executive in a lump sum and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.  Notwithstanding any provision of this Agreement to the contrary, for purposes of any provision of this Agreement providing for the payment of any amounts or benefits upon or following a termination of employment, references to Executive’s “termination of employment” (and corollary terms) with the Corporation shall be construed to refer to Executive’s “separation from service” (within the meaning of Treas. Reg. Section 1.409A-1(h)) with the Corporation.

    (C)    With respect to any reimbursement or in-kind benefit arrangements of the Corporation and its subsidiaries that constitute deferred compensation for purposes of Section 409A, except as otherwise permitted by Section 409A, the following conditions shall be applicable:  (i) the amount eligible for reimbursement, or in-kind benefits provided, under any such arrangement in one calendar year may not affect the amount eligible for reimbursement, or in-kind benefits to be provided, under such arrangement in any other calendar year (except that the health and dental plans may impose a limit on the amount that may be reimbursed or paid), (ii) any reimbursement must be made on or before the last day of the calendar year following the calendar year in which the expense was incurred, and (iii) the right to reimbursement or in-kind benefits is not subject to liquidation or exchange for another benefit.  Whenever a payment under this Agreement specifies a payment period with reference to a number of days (e.g., “payment shall be made within thirty (30) days after termination of employment”), the actual date of payment within the specified period shall be within the sole discretion of the Corporation.  Whenever payments under this Agreement are to be made in installments, each such installment shall be deemed to be a separate payment for purposes of Section 409A.

Please sign this Agreement and return the original to Brad Yates no later than April 14, 2011.

Signatures:
ANADIGICS, INC. By: Thomas C. Shields EVP, COO, and CFO March 28, 2011	Ron Michels President and CEO

ANNEX A

Change In Control

Change in Control.  A Change in Control of the Company shall be deemed to have occurred if (i) any “Person” as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under an employer benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, (ii) during any 12-month period (not including any period prior to the execution of this Agreement), individuals who are the beginning of such period constituted the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in subclauses (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least 66 2/3% of the members of the Board then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof (iii) the Company’s stockholders approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or such surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implemented a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) acquires more than 50% of the combined voting power of the Company’s then outstanding securities, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Exhibit 10.2

EMPLOYMENT AGREEMENT

March 28, 2011

Mr. Thomas Shields

Subject:  Employment Agreement

Dear Tom,

This agreement is made and entered into effective as of the 28th day of March, 2011 by and between ANADIGICS, Inc., a Delaware Corporation (the “Corporation”), and Thomas Shields (the “Executive”), and replaces in all respects the employment agreement between the Corporation and Thomas Shields, dated as of July 25, 2000, as amended from time to time.

In order for the Corporation to attract and retain as executives and officers the most capable persons available, the Corporation and Executive do hereby agree as follows:

    1. The Executive’s term of employment under this Agreement shall commence on March 28, 2011 and shall terminate on December 31, 2013 (the “Stated Termination Date”), unless terminated earlier as provided in paragraph 3 hereof.  This Agreement shall automatically be extended on an annual basis on the Stated Termination Date and on each anniversary of the Stated Termination Date (“Anniversary Termination Date”) provided that neither the Executive nor the Corporation notified the other party in writing prior to the September 30 preceding the Stated Termination Date or such Anniversary Termination Date that such party elects not to extend the Agreement.  Employment with the Corporation is at-will and may be terminated at any time with or without cause or notice by the Executive or the Corporation.

    2. In addition to the provisions set forth in this Agreement, the Executive’s employment will be governed by the policies and procedures outlined in the Employee Handbook, as amended from time to time.

    3. (A) In the event your employment with the Corporation is terminated at any time by the Corporation without “Cause” (as defined below) or in the event of a “Change in Control” (as defined in Annex A hereto) which results in either the involuntary termination without Cause of your employment with the Corporation or your voluntary resignation from the Corporation due to a reduction in responsibilities and duties associated with your position, or reduction in compensation (base salary, plus bonus at target) without your prior express written consent, the Corporation agrees that following such termination without Cause or such termination following a Change in Control you shall receive (a) an amount equal to 250% of the sum of (1) the highest annualized rate of your base salary in effect at any point during the twelve months preceding the date of termination of employment under this Agreement, plus (2) your bonus at target of 110% of the highest annualized rate of your base salary in effect at any point during the twelve months preceding the date of termination of employment under this Agreement, to be paid on the date that is sixty (60) days after the date of termination of employment under this Agreement; (b) payment of the semi-annual bonus (at 100% of target prorated for the number of months worked in that period), to be paid on the date that is thirty (30) days after the date of termination of your employment under this Agreement; (c) continuation of all current medical and dental insurance benefits until the first to occur of one year from the date of termination of employment under this Agreement or the commencement of employment at another employer offering similar benefits; (d) executive outplacement services for up to six months; and (e) immediate vesting of all stock options and shares of restricted stock and restricted stock units previously or hereafter granted under any stock or stock option plan of the Corporation to the extent such stock options or shares of restricted stock and restricted stock units have not vested as of such date; any such options shall continue to be exercisable for twelve (12) months following the date of involuntary or voluntary termination of employment under this Agreement as described above in this Section 3 but not beyond the original term of the option.

    (B) In the event your employment with the Corporation is terminated on the Stated Termination Date or any Anniversary Termination Date, you shall be entitled to the (x) immediate vesting of all stock options, restricted stock and restricted stock units previously granted to you which have not vested as of such date but would have vested within twelve (12) months of such date and (y) an amount equal to the highest annualized rate of your base salary in effect at any point during the twelve months preceding the date of termination of your employment, (z) payment of any Short-Term Incentive bonus for the year ending on the Stated Termination Date, or any subsequent Anniversary Termination Date, which has been award and earned in accordance with the Company's normal Compensation & HR Committee approval process, but not yet paid.

    (C) For purposes of this Section 3:

    “Cause” shall mean (w) unauthorized use or disclosure of confidential information of the Corporation in violation of Section 4(c) hereof; (x) conviction of, or a plea of “guilty” or “no contest” to, a felony under the laws of the United States of America or any state thereof; (y) embezzlement or misappropriation of the assets of the Corporation; or (z) misconduct or gross negligence in the performance of duties assigned to the Executive under this Agreement.

    Payment of any compensation and benefits under this Employment Agreement is contingent upon execution of the ANADIGICS standard Separation and Release Agreement between the Corporation and the Executive, which shall be executed and delivered to the Corporation on or before the date that is 50 days following the date of termination of employment.

    4. (a) During your employment with the Corporation, you may not perform any work for any company that competes with us in the manufacture and sales of RF integrated circuits in the wireless, cable and broadband, or fiber optics markets, whether directly or indirectly.  This includes any business set up on your own or by you with others.  You must disclose any intention to engage in any form of business activity outside your activities with the Corporation to the Compensation and HR Committee, which must be approved in writing prior to commencement of these activities.

    (b) For a period of twelve (12) months after termination of your employment with the Corporation, either by the Corporation or by your resignation, you agree not to hire, solicit to hire, or be involved in the solicitation of any employees of the Corporation or any of its subsidiaries.

    (c) During and after your employment with the Corporation you are required to protect the confidentiality of information you use or become party to.  You may not disclose confidential information to any unauthorized third party.  This includes but is not limited to information related to technology, intellectual property, strategic business plans, transformation initiatives, suppliers and clients.  Your dealings with suppliers and clients must always be managed in the best interest of the Corporation.  Any confidential information you are a party to may only be used in the interest of the Corporation in the context of the Corporation’s legitimate relationships with suppliers, clients and any authorized third party.  Such information must not be used for any other purpose, including personal gain.  In addition, you are reminded of the restrictions and conditions of employment described in the Proprietary Information Agreement signed by you and on file in the Human Resources Department.  Any breach of confidentiality will subject you to immediate termination.

    (d) Failure to comply with the provisions of this Section 4 shall subject you to the immediate termination of any of your unexercised stock options.

    5. The following additional benefits are provided to the Executive as part of this agreement:

    (a) A confidential annual physical exam through the Corporation’s contracted vendor.  The physical exams are scheduled during the Executive’s month of birth each year at no cost to the Executive.

    (b) In order to provide for financial peace of mind, an allowance of up to $5,000 per year for financial planning.

    (c) Indemnification protection for any lawsuit brought against the Corporation as detailed in Article VII, Section 4 of the Corporation bylaws.

    6. The terms and conditions of this Agreement are to be private and confidential, and you agree not to disclose any of these terms and conditions to any person except your spouse, your attorney or your tax advisor, unless disclosure is necessary to carry out the terms of this Agreement, or to supply information to any taxing authority, or is otherwise required by law.

    7. You agree that any dispute or claim with respect to any provision of this agreement or your employment must be presented to the Chief Executive Officer within three (3) months of the occurrence.

    8.(a) It is intended that this Agreement will comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and any regulations and guidelines promulgated thereunder (collectively, “Section 409A”), to the extent the Agreement is subject thereto, and the Agreement shall be interpreted on a basis consistent with such intent.  If an amendment of the Agreement is necessary in order for it to comply with Section 409A, the parties hereto will negotiate in good faith to amend the Agreement in a manner that preserves the original intent of the parties to the extent reasonably possible.  No action or failure to act pursuant to this Section 8 shall subject the Corporation to any claim, liability, or expense, and the Corporation shall not have any obligation to indemnify or otherwise protect Executive from the obligation to pay any taxes, interest or penalties pursuant to Section 409A.

    (b) Notwithstanding any provision to the contrary in this Agreement, if Executive is deemed on the date of his “separation from service” (within the meaning of Treas. Reg. Section 1.409A-1(h)) with the Corporation to be a “specified employee” (within the meaning of Treas. Reg. Section 1.409A-1(i)), then with regard to any payment or benefit that is considered deferred compensation under Section 409A payable on account of a “separation from service” that is required to be delayed pursuant to Section 409A(a)(2)(B) of the Code (after taking into account any applicable exceptions to such requirement), such payment or benefit shall be made or provided on the date that is the earlier of (i) the expiration of the six (6)-month period measured from the date of Executive’s “separation from service,” or (ii) the date of Executive’s death (the “Delay Period”).  Upon the expiration of the Delay Period, all payments and benefits delayed pursuant to this Section 8 (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to Executive in a lump sum and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.  Notwithstanding any provision of this Agreement to the contrary, for purposes of any provision of this Agreement providing for the payment of any amounts or benefits upon or following a termination of employment, references to Executive’s “termination of employment” (and corollary terms) with the Corporation shall be construed to refer to Executive’s “separation from service” (within the meaning of Treas. Reg. Section 1.409A-1(h)) with the Corporation.

    (c) With respect to any reimbursement or in-kind benefit arrangements of the Corporation and its subsidiaries that constitute deferred compensation for purposes of Section 409A, except as otherwise permitted by Section 409A, the following conditions shall be applicable:  (i) the amount eligible for reimbursement, or in-kind benefits provided, under any such arrangement in one calendar year may not affect the amount eligible for reimbursement, or in-kind benefits to be provided, under such arrangement in any other calendar year (except that the health and dental plans may impose a limit on the amount that may be reimbursed or paid), (ii) any reimbursement must be made on or before the last day of the calendar year following the calendar year in which the expense was incurred, and (iii) the right to reimbursement or in-kind benefits is not subject to liquidation or exchange for another benefit.  Whenever a payment under this Agreement specifies a payment period with reference to a number of days (e.g., “payment shall be made within thirty (30) days after termination of employment”), the actual date of payment within the specified period shall be within the sole discretion of the Corporation.  Whenever payments under this Agreement are to be made in installments, each such installment shall be deemed to be a separate payment for purposes of Section 409A.

Please sign this Agreement and return the original to Brad Yates no later than April 14, 2011.

Signatures:
ANADIGICS, INC. By: Ron Michels President and Chief Executive Officer March 28, 2011	Thomas C. Shields EVP, COO and CFO

ANNEX A

Change In Control

Change in Control.  A Change in Control of the Company shall be deemed to have occurred if (i) any “Person” as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under an employer benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, (ii) during any 12-month period (not including any period prior to the execution of this Agreement), individuals who are the beginning of such period constituted the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in subclauses (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least 66 2/3% of the members of the Board then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof (iii) the Company’s stockholders approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or such surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implemented a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) acquires more than 50% of the combined voting power of the Company’s then outstanding securities, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

March 28, 2011
Mr. John van Saders

Subject:  Employment Agreement

Dear John,

    This agreement (the “Agreement”) is made and entered into effective as of the date hereof, by and between ANADIGICS, Inc., a Delaware corporation (the “Corporation”) and John van Saders, an executive employee of the Corporation.

    In order for the Corporation to attract and retain as executives and officers the most capable persons available, the Corporation and you do hereby agree as follows:

    1. The term of your employment under this Agreement shall commence on March 28, 2011 and terminate on December 31, 2013 (the “Stated Termination Date”).  Employment with the Corporation may be terminated at any time with or without cause or notice by you or the Corporation.  This Agreement shall automatically be extended on an annual basis on the Stated Termination Date and on each anniversary of the Stated Termination Date (“Anniversary Termination Date”) provided that neither the Executive nor the Corporation notified the other party in writing prior to the September 30 preceding the Stated Termination Date or the Anniversary Termination Date that such party elects not to extend the Agreement.  No person is authorized to provide any employee with an employment contract or special arrangement concerning terms or conditions of employment unless the contract or arrangement is in writing and signed by the Chief Executive Officer of the Corporation.  Employment with the Corporation is at-will and may be terminated at any time with or without cause or notice by the Executive or the Corporation.

    2. In addition to the provisions set forth in this document, your employment will be governed by the policies and procedures outlined in the Employee Handbook, as amended from time to time.

    3. (a)In the event of a “Change in Control” (as defined in Annex A hereto) which results, within six months following the Change in Control, in either the involuntary termination without Cause of your employment with the Corporation or your voluntary resignation from the Corporation due to a reduction in responsibilities and duties associated with your position, or reduction in compensation (base salary, plus bonus at target) without your prior express written consent, the Corporation agrees that following such termination you shall receive; subject to the notice requirement and the Corporation’s cure right set forth below, (w) an amount equal to (i)  twelve months of base salary (payable in equal bi-weekly installments) and payment of the annual bonus at 100% of target (paid at the Corporation’s regular scheduled semi-annual bonus payment date); and (ii) payment of the semi-annual bonus for the period during which termination occurs (at 100% of target) prorated for the number of complete months worked in that period; provided that no such payments under clauses (i)-(ii) above shall be made prior to the 60th day following the date of termination under this Agreement; (x) continuation of all current medical and dental insurance benefits until the first to occur of one year from the date of termination of employment under this Agreement or the commencement of employment at another employer offering similar benefits; (y) executive outplacement services for up to six months; and (z) immediate vesting of all stock options and shares and/or units of restricted stock previously or hereafter granted under any stock or stock option plan of the Corporation, to the extent such stock options or shares of restricted stock have been earned (if performance based) and not vested as of such date; any such options shall continue to be exercisable for six (6) months following the date of involuntary or voluntary termination of employment under this Agreement as described above, but not beyond the original term of the option.  It shall be a condition precedent to your right to voluntarily terminate your employment pursuant to this Section 3(a) that you shall first have given the Corporation written notice that an event or condition set forth herein has occurred within ninety (90) days after such occurrence, and any failure to give such written notice within such period will result in a waiver by you of your right to terminate as a result of such event or condition.  If a period of thirty (30) days from the giving of such written notice elapses without the Corporation having effectively cured or remedied such event or condition during such 30-day period, you will have the right to voluntarily resign from the Corporation, provided that the termination of your employment due to such event or condition must occur not later than six months following the Change in Control.

    (b)  In the event your employment with the Corporation (other than the Stated Termination Date or any Anniversary Termination Date) is terminated without “Cause” (as defined below), absent the occurrence of a Change in Control, the Corporation agrees that following such termination, you shall receive (i) an amount equal to six months base salary (payable in equal bi-weekly installments) and payment of the semi-annual bonus at 100% of target ( paid at the Company’s first regularly scheduled semi-annual bonus payment date following the termination date) and (ii) the benefits set forth in clauses (x), (y) and (z) in Section 3(a) above.

    (c)  In the event your employment with the Corporation is terminated on the Stated Termination Date or any Anniversary Termination Date, you shall be entitled to the immediate vesting of all stock options, restricted stock and restricted stock units previously granted to you which have not vested as of such date but would have vested within twelve (12) months of such date.

    (d) For purposes of this Section 3:

    “Cause” shall mean (w) unauthorized use or disclosure of confidential information of the Corporation in violation of Section 4(c) hereof; (x) conviction of, or a plea of “guilty” or “no contest” to, a felony under the laws of the United States of America or any state thereof; (y) embezzlement or misappropriation of the assets of the Corporation; or (z) misconduct or gross negligence in the performance of duties assigned to you under this Agreement.

    Payment of any compensation and benefits under Section 3 of this Agreement  is contingent upon your execution (and nonrevocation)of the ANADIGICS standard Separation and Release Agreement between the Corporation and you which shall be executed and delivered to the Corporation on or before the date that is 50 days following the date of termination of employment.

    4. (a) During your employment with the Corporation, you may not perform any work for any company that competes with us in the manufacture and sales of RF integrated circuits in the wireless, cable and broadband, or fiber optics markets, whether directly or indirectly.  This includes any business set up on your own or by you with others.  You must disclose any intention to engage in any form of business activity (excluding existing businesses which do not compete with the Corporation) outside your activities with the Corporation to the Chief Executive Officer, which must be approved in writing prior to commencement of those activities.  The approval of the Chief Executive Officer shall not be unreasonably withheld, and shall be deemed granted if no written response is received by the Executive within 10 days of submission of a written request for approval.

    (b) For a period of twelve (12) months after termination of your employment with the Corporation, you agree not to hire, solicit to hire, or be involved in the solicitation of any employees of the Corporation or any of its subsidiaries.

    (c) During and after your employment with the Corporation you are required to protect the confidentiality of information you use or become party to.  You may not disclose confidential information to any unauthorized third party.  This includes but is not limited to information related to technology, intellectual property, strategic business plans, transformation initiatives, suppliers, and clients.  Your dealings with suppliers and clients must always be managed in the best interest of the Corporation.  Any confidential information you are a party to may only be used in the interest of the Corporation in the context of the Corporation’s legitimate relationships with suppliers, clients and any authorized third party.  Such information must not be used for any other purpose, including personal gain.  In addition, you are reminded of the restrictions and conditions of employment described in the Proprietary Information Agreement signed by you and on file in the Human Resources Department.  Any breach of confidentiality will subject you to immediate termination.

    (d) Failure to comply with the provisions of this Section 4 shall subject you to the immediate termination of any of your unexercised stock options.

    5. The following additional benefits are provided to you as part of this Agreement:

    A confidential annual physical exam through one of the Corporation’s approved vendors.  The physical exams are typically scheduled during the Executive’s month of birth each year, and are at no cost to the executive.

    In order to provide for financial peace of mind, an allowance of up to $2,000 per year for tax preparation, estate planning, and financial planning.

    Indemnification protection for any lawsuit brought against the Corporation as detailed in Article VII, Section 4 of the Corporation bylaws.

    6. The terms and conditions of this Agreement are to be private and confidential, and you agree not to disclose any of these terms and conditions to any person except your spouse, your attorney or your tax advisor, unless disclosure is necessary to carry out the terms of this Agreement, or to supply information to any taxing authority, or is otherwise required by law.

    7. You agree that any dispute or claim with respect to any provision of this Agreement or your employment must be presented to the Chief Executive Officer within three (3) months of the occurrence.

    8. (a) It is intended that this Agreement will comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and any regulations and guidelines promulgated thereunder (collectively, “Section 409A”), to the extent the Agreement is subject thereto, and the Agreement shall be interpreted on a basis consistent with such intent.  If an amendment of the Agreement is necessary in order for it to comply with Section 409A, the parties hereto will negotiate in good faith to amend the Agreement in a manner that preserves the original intent of the parties to the extent reasonably possible.  No action or failure to act pursuant to this Section 8 shall subject the Corporation to any claim, liability, or expense, and the Corporation shall not have any obligation to indemnify or otherwise protect you from the obligation to pay any taxes, interest or penalties pursuant to Section 409A.

    (b) Notwithstanding any provision to the contrary in this Agreement, if you are deemed on the date of your “separation from service” (within the meaning of Treas. Reg. Section 1.409A-1(h)) with the Corporation to be a “specified employee” (within the meaning of Treas. Reg. Section 1.409A-1(i)), then with regard to any payment or benefit that is considered deferred compensation under Section 409A payable on account of a “separation from service” that is required to be delayed pursuant to Section 409A(a)(2)(B) of the Code (after taking into account any applicable exceptions to such requirement), such payment or benefit shall be made or provided on the date that is the earlier of (i) the expiration of the six (6)-month period measured from the date of your “separation from service,” or (ii) the date of your death (the “Delay Period”).  Upon the expiration of the Delay Period, all payments and benefits delayed pursuant to this Section 8 (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed you in a lump sum and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.  Notwithstanding any provision of this Agreement to the contrary, for purposes of any provision of this Agreement providing for the payment of any amounts or benefits upon or following a termination of employment, references to your “termination of employment” (and corollary terms) with the Corporation shall be construed to refer to your “separation from service” (within the meaning of Treas. Reg. Section 1.409A-1(h)) with the Corporation.

    (c) With respect to any reimbursement or in-kind benefit arrangements of the Corporation and its subsidiaries that constitute deferred compensation for purposes of Section 409A, except as otherwise permitted by Section 409A, the following conditions shall be applicable: (i) the amount eligible for reimbursement, or in-kind benefits provided, under any such arrangement in one calendar year may not affect the amount eligible for reimbursement, or in-kind benefits to be provided, under such arrangement in any other calendar year (except that the health and dental plans may impose a limit on the amount that may be reimbursed or paid), (ii) any reimbursement must be made on or before the last day of the calendar year following the calendar year in which the expense was incurred, and (iii) the right to reimbursement or in-kind benefits is not subject to liquidation or exchange for another benefit.  Whenever a payment under this Agreement specifies a payment period with reference to a number of days (e.g., “payment shall be made within thirty (30) days after termination of employment”), the actual date of payment within the specified period shall be within the sole discretion of the Corporation.  Whenever payments under this Agreement are to be made in installments, each such installment shall be deemed to be a separate payment for purposes of Section 409A.

    Please sign this Agreement and return the original to Brad Yates no later than April 14, 2011.

Signatures:
ANADIGICS, Inc. By: Ron Michels President and Chief Executive Officer March 28, 2011	John van Saders Senior Vice President, RF Products

ANNEX A

Change In Control

Change in Control.  A Change in Control of the Corporation shall be deemed to have occurred if (i) any “Person” as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or any corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities, (ii) during any 12-month period (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constituted the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in subclauses (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Corporation’s stockholders was approved by a vote of at least 66-2/3% of the members of the Board then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, (iii) the Corporation’s stockholders approve a merger or consolidation of the Corporation with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no “person” (as defined above) acquires more than 50% of the combined voting power of the Corporation’s then outstanding securities, or (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets.